Exhibit No. 10(a)


                               SECOND AMENDMENT TO
             SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                           (LONG-TERM CREDIT FACILITY)


         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (LONG-TERM CREDIT FACILITY) (the "Amendment") is made effective as of April 3, 2003, by and among SOUTHERN UNION COMPANY, a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages of the Credit Agreement (as hereinafter defined) (individually the "Bank" and collectively the "Banks") and JPMORGAN CHASE BANK, a New York banking corporation formerly known as THE CHASE MANHATTAN BANK, successor by merger to CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("Chase"), in its capacity as agent (the "Agent") for the Banks.

                                    RECITALS:

         WHEREAS, the Borrower, the Banks and the Agent have executed a certain Second Amended and Restated Revolving Credit Agreement (Long-Term Credit Facility) dated effective May 29, 2001, as previously amended by that certain First Amendment to Second Amended and Restated Revolving Credit Agreement (Long-Term Credit Facility) dated effective June 10, 2002, by and among the Borrower, the Banks and the Agent (said Second Amended and Restated Revolving Credit Agreement, as previously amended, being hereinafter referred to as the "Credit Agreement"); and

         WHEREAS, the Majority Banks, the Agent and the Borrower desire to further amend the Credit Agreement in certain respects.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other goods and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS:

         1. Amendment of Definitions. The definitions of "Consolidated Net Worth," "Consolidated Total Capitalization," "Consolidated Total Indebtedness" and "Short-Term Credit Facility Agreement" contained in Section 1 of the Credit Agreement are hereby amended and restated in their entirety to hereafter be and read as follows:

         "Consolidated Net Worth" shall mean, for any period for the Borrower and all Subsidiaries, (a) the sum of the following consolidated items, all determined in accordance with GAAP and without duplication: the consolidated stockholders' equity of all classes of stock (whether common, preferred, mandatorily convertible preferred or preference) of the Borrower and its Subsidiaries; the Equity-Preferred Securities; the other preferred securities of the Borrower's Subsidiaries not constituting Equity-Preferred Securities; and the minority interests in the Borrower's Subsidiaries, less (b) the sum of the following consolidated items, without duplication: the book amount of any deferred charges (including, but not limited to, unamortized debt discount and expenses, organization expenses, experimental and development expenses, but excluding prepaid expenses) that are not permitted to be recovered by the Borrower or its applicable Subsidiaries under rates permitted under rate tariffs, plus (c) the sum of all amounts contributed or paid by the Borrower to the Rabbi Trusts for purposes of funding the same, but only to the extent such contributions and payments are required to be deducted from the consolidated stockholders' equity of the Borrower and its Subsidiaries in accordance with GAAP.

         "Consolidated Total Capitalization" shall mean at any time the sum of:
(a) Consolidated Net Worth at such time; plus (b) the principal amount of outstanding Debt (other than (i) the Debt outstanding under the AIG Loan and (ii) to the extent included in Debt of the Borrower and its Subsidiaries, Equity-Preferred Securities not to exceed 10% of Consolidated Total Capitalization [calculated for purposes of this clause without reference to any Equity-Preferred Securities]) of the Borrower and its Subsidiaries.

         "Consolidated Total Indebtedness" shall mean all Debt of the Borrower and all Subsidiaries including any current maturities thereof, plus, without duplication, all amounts outstanding under Standby Letters of Credit and, without duplication, all Facility Letter of Credit Obligations, less, without duplication, (i) all Debt of the Borrower outstanding under the AIG Loan and
(ii) to the extent included in Debt of the Borrower and its Subsidiaries, Equity-Preferred Securities not to exceed 10% of Consolidated Total Capitalization (calculated for purposes of this clause without reference to any Equity-Preferred Securities).

         "Short-Term Credit Facility Agreement" means that certain Revolving Credit Agreement (Short-Term Credit Facility) of even effective date herewith, executed by and among the Borrower, JPMorgan, as administrative agent, and the banks or financial institutions now or hereafter a party thereto in connection with the Short-Term Credit Facility, as the same may be amended, modified, increased, supplemented, restated and/or replaced from time to time.

         2. New Definitions. The following additional definitions are hereby added to Section 1 of the Credit Agreement to hereafter be and read as follows:

         "Additional Equity Offering" shall mean (a) a public offering by the Borrower of additional capital stock in the Borrower resulting in not less than $100,000,000.00 of net cash equity proceeds being received by the Borrower and
(b) any additional offering or issuance of capital stock, Equity-Preferred Securities or any other equity interests in Borrower or Southern Union Panhandle (to the extent permitted under Section 9.5), so long as all net cash proceeds from any such offering or issuance of equity described in clauses (a) or (b) above are applied in the following order: (i) first, to payment of the Bridge Loan until the same is fully paid; (ii) second, for other working capital needs of the Borrower or any of its Subsidiaries, including without limitation, the payment of the AIG Loan (but only to the extent not otherwise required to be applied to the Term Loan Facility, the Obligations under this Agreement and/or Debt outstanding under the Short-Term Credit Facility in accordance with the following clauses); (iii) third, 50% of the net cash proceeds, if any, received by the Borrower in excess of $125,000,000.00 in the aggregate from all Additional Equity Offerings shall be applied to the Term Loan Facility; and (iv) fourth, 50% of the net cash proceeds, if any, received by the Borrower in excess of $125,000,000.00 in the aggregate from all Additional Equity Offerings shall be applied to Obligations under this Agreement and/or Debt outstanding under the Short-Term Credit Facility.

         "AIG Entities" shall mean AIG Highstar Capital, L.P., a Delaware limited partnership, AIG Highstar Funding Corp., a Delaware corporation, and any other permitted owner and holder of any shares of stock or other equity interests in Southern Union Panhandle not owned and held by the Borrower or any of the Borrower's Subsidiaries.

         "AIG Loan" shall mean a credit facility to be provided to the Borrower by one or more of the AIG Entities in an aggregate principal amount not to exceed $150,000,000.00 for purposes of financing a portion of the acquisition costs for the Panhandle Eastern Acquisition, said loan to be (a) non-recourse to the Borrower and its Subsidiaries, (b) secured only by 28% of the issued and outstanding stock and other equity interests in Southern Union Panhandle, and
(c) subject to other terms and conditions acceptable to the Agent in all respects.

         "Bridge Loan" shall mean an unsecured short-term credit facility to be obtained by the Borrower in an aggregate principal amount not to exceed $115,000,000.00, and having a final stated maturity on or before September 1, 2003, for purposes of financing a portion of the acquisition costs for the Panhandle Eastern Acquisition, so long as such short-term credit facility is obtained upon terms and conditions substantially similar to the terms and conditions set forth in the term sheet attached hereto as Exhibit D.

         "Equity-Preferred Securities" means (i) Debt, preferred equity or any other securities that are mandatorily convertible by the issuer thereof at a date certain, without cash payment by the issuer, into common shares of stock of the Borrower or (ii) any other securities (A) that are issued by the Borrower or any Subsidiary, (B) that are not subject to mandatory redemption at any time, directly or indirectly, (C) that are perpetual or mature not less than 30 years from the date of issuance, (D) the Debt component, if any, issued in connection therewith, including any guaranty, is subordinate in right of payment to all other unsecured and unsubordinated Debt of the issuer of such Debt component (including any such guaranty, if applicable), and (E) the terms of which permit the issuer thereof to defer at any time, without any additional payment or premium, the payment of any and all interest and/or distributions thereon, as applicable, to a date occurring after the Maturity Date.

          "Exchange Company" shall mean Southern Union Exchange Company, a Delaware corporation and/or any other entity created and owned by Chicago Deferred Exchange Corporation that the Borrower hereafter enters into a "qualified exchange accommodation agreement" with for purposes of facilitating the Panhandle Eastern Acquisition.

         "Panhandle Eastern" shall mean Panhandle Eastern Pipe Line Company, a Delaware corporation.

         "Panhandle Eastern Acquisition" shall mean the acquisition by the Exchange Company of 100% of all issued and outstanding stock and other equity interests, if any, in Panhandle Eastern in accordance with the Panhandle Eastern Acquisition Agreement, so long as such acquisition is in substantial compliance with the following specified terms:

                (a) immediately after the finalization and consummation of such acquisition, Panhandle Eastern is a wholly-owned Subsidiary of the Exchange Company;

                (b) the aggregate consideration paid for all stock and other equity interests in Panhandle Eastern shall not exceed $663,000,000.00 in cash, with the source of said cash purchase price to be a combination of some or all of the following: (i) $406,000,000.00 of "like-kind" exchange proceeds previously received from the prior sale to ONEOK, Inc. of the "Southern Union Gas Company" Texas division and certain other related assets; (ii) the proceeds of the AIG Loan; (iii) the proceeds of the Additional Equity Offering, if any; (iv) the proceeds of the Bridge Loan, if required; and (v) other cash, if any, held by or available to the Borrower;

                (c) the Exchange Company shall make a Section 338(h)(10) election under the Code as part of the closing of such acquisition, and as soon as reasonably possible after the finalization and consummation of such acquisition, the Exchange Company shall cause Panhandle Eastern and each of its applicable Subsidiaries to convert from "C corporations" to limited liability companies after receipt of all requisite approvals and consents from any Governmental Authority, including without limitation, the Federal Energy Regulatory Commission;

                (d) immediately after such conversion of Panhandle Eastern and each of its applicable Subsidiaries from "C corporations" to limited liability companies, the Exchange Company shall distribute to the Borrower 100% of all membership and other equity interests in Panhandle Eastern, thus causing Panhandle Eastern to be a wholly-owned Subsidiary of the Borrower;

                (e) immediately after such distribution to the Borrower of 100% of all membership and other equity interests in Panhandle Eastern, the existing Debt of Panhandle Eastern and its Subsidiaries may cause Consolidated Total Indebtedness to increase by not more than $1,170,000,000.00 in the aggregate, provided that neither the Borrower nor any of its Subsidiaries existing prior to such distribution shall have, incur or assume any liability with respect to such existing Debt of Panhandle Eastern and its Subsidiaries;

                (f) one (1) Business Day after such distribution by the Exchange Company to the Borrower of all membership and other equity interests in Panhandle Eastern, the Borrower shall distribute to Southern Union Panhandle 100% of all membership and other equity interests in Panhandle Eastern; and

                (g) all requisite approvals and consents from any Governmental Authority with respect to the above-described acquisitions and distributions shall have been received by the Borrower in a form acceptable to the Agent.

         "Panhandle Eastern Acquisition Agreement" shall mean that certain Stock Purchase Agreement dated December 21, 2002, by and between CMS Gas Transmission Company, as seller, Southern Union Panhandle, as purchaser, and the Borrower and the AIG Entities, as sponsors, as the same may hereafter be amended, modified, supplemented, restated or replaced (the form of any such amendment, modification, etc. to be approved by the Agent, such approval to not be unreasonably withheld, conditioned or delayed), it being contemplated that such Stock Purchase Agreement will be assigned by the Borrower to the Exchange Company to facilitate the Panhandle Eastern Acquisition.

         "Panhandle Eastern Refinancing Debt" shall mean any Debt of Panhandle Eastern and/or any of its Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, any Debt of Panhandle Eastern and/or any of its Subsidiaries existing prior to the Exchange Company's acquisition of all stock and other equity interests in Panhandle Eastern in connection with the Panhandle Eastern Acquisition, provided, that:

                  (a) the principal amount of such Panhandle Eastern Refinancing Debt does not exceed the then outstanding principal amount of the Debt so extended, refinanced, renewed, replaced, defeased or refunded;

                  (b) the interest rate or rates to accrue under such Panhandle Eastern Refinancing Indebtedness do not exceed the lesser of (i) the interest rate or rates then accruing on the Debt so extended, refinanced, renewed, replaced, defeased or refunded or (ii) the prevailing market interest rate or rates which are then applicable to, and generally available for, Debt which is similar in type, amount, maturity and other terms to the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded;

                  (c) the maturities, amortization schedules, covenants, defaults, remedies, collateral security provisions (or absence thereof) and other terms of such Panhandle Eastern Refinancing Indebtedness, including without limitation, any restrictions on the payment by Panhandle Eastern and/or its applicable Subsidiaries of any dividends or other shareholder distributions, are in each case the same or more favorable to Panhandle Eastern and/or its applicable Subsidiaries as those in the Debt so extended, refinanced, renewed, replaced, defeased or refunded; and

                  (d) no Default or Event of Default has occurred and is continuing or would result from the issuance or origination of such Panhandle Eastern Refinancing Indebtedness.

         "Southern Union Panhandle" shall mean Southern Union Panhandle Corp., a Delaware corporation formed by the Borrower for the purpose of ultimately owning and holding 100% of all issued and outstanding equity interests in Panhandle Eastern.

         "Trunkline LNG Holdings" shall mean CMS Trunkline LNG Holdings, LLC, a Delaware limited liability company.

         "Trunkline LNG Holdings Sale" shall mean the sale by Panhandle Eastern to a third-party that is not an Affiliate of the Borrower or any of the AIG Entities of all or a portion of the issued and outstanding stock and other equity interests, if any, in Trunkline LNG Holdings, so long as such sale is finalized and consummated in substantial compliance with the following specified terms:

                (a) all cash proceeds received by Panhandle Eastern from such sale, less customary and reasonable transaction fees and the amount of all taxes payable by the Panhandle Eastern attributable to such sale, shall by fully distributed by Panhandle Eastern to Southern Union Panhandle, and in turn by Southern Union Panhandle to the Borrower and the AIG Entities;

                (b) all cash proceeds distributed to the Borrower from such sale shall be immediately applied against the Borrower's Debt in the following order: (i) first to the Bridge Loan until the same is fully paid; (ii) second, 50% of the remaining cash proceeds shall be applied to the Term Loan Facility; and (iii) the balance, if any, shall be applied to Obligations under this Agreement and/or Debt outstanding under the Short-Term Credit Facility; and

                (c) all requisite approvals and consents from any Governmental Authority with respect to such sale shall have been received by Panhandle Eastern in a form acceptable to the Agent.

         3. Amendment of Required Prepayments. New subparagraphs (d) and (e) are hereby added to Section 4.1 of the Credit Agreement to read as follows:

                  (d) All cash proceeds distributed to the Borrower from the Trunkline LNG Holdings Sale shall be immediately applied against the Borrower's Debt in the following order: (i) first to the Bridge Loan until the same is fully paid; (ii) second, 50% of the remaining cash proceeds shall be applied to the Term Loan Facility; and (iii) the balance, if any, shall be applied to Obligations under this Agreement and/or Debt outstanding under the Short-Term Credit Facility.

                  (e) All net cash proceeds received by the Borrower from any Additional Equity Offerings shall be applied in the following order:
         (i) first, to payment of the Bridge Loan until the same is fully paid;
         (ii) second, for other working capital needs of the Borrower or any of its Subsidiaries, including without limitation, the payment of the AIG Loan (but only to the extent not otherwise required to be applied to the Term Loan Facility, the Obligations under this Agreement and/or Debt outstanding under the Short-Term Credit Facility in accordance with the following clauses); (iii) third, 50% of the net cash proceeds, if any, received by the Borrower in excess of $125,000,000.00 in the aggregate from all Additional Equity Offerings shall be applied to the Term Loan Facility; and (iv) fourth, 50% of the net cash proceeds, if any, received by the Borrower in excess of $125,000,000.00 in the aggregate from all Additional Equity Offerings shall be applied to Obligations under this Agreement and/or Debt outstanding under the Short-Term Credit Facility.

         4. Pledge of Southern Union Panhandle Stock Representation and Warranty. A new Section 7.17 is hereby added to the Credit Agreement to read as follows:

                  7.17 No Agreements Prohibiting Pledge of Southern Union Panhandle Stock. Except for the applicable negative covenants of this Agreement, the Short-Term Credit Facility Agreement, the Term Loan Facility and the Bridge Loan, the Borrower is not a party to any contract or other agreement with any Person that directly or indirectly prohibits the Borrower from granting any Lien against the stock or other equity interests in Southern Union Panhandle (whether common, preferred or another class of equity ownership) at any time owned and held by the Borrower as security for any Debt of the Borrower or any of its Subsidiaries.

         5. Additional Equity Offering Affirmative Covenant. New Sections 9.12 and 9.13 are hereby added to the Credit Agreement to read as follows:

                  9.12 Additional Equity Offering. On or before September 1, 2003, the Borrower agrees to (a) cause the Additional Equity Offering to be consummated and finalized, and (b) if the Bridge Loan is then outstanding, cause the proceeds received by the Borrower from such Additional Equity Offering to be utilized to fully pay the Bridge Loan.

                  9.13 Bridge Loan Commitments. On or before April 4, 2003, the Borrower agrees to cause to be delivered to the Agent valid and binding written loan commitments for the Bridge Loan, accepted by the Borrower, from one or more lenders in an aggregate amount of not less than $100,000,000.00.

         6. Amendment of Capital Requirements Negative Covenant. Sections 10.1(a) and 10.1(b) of the Credit Agreement are hereby amended and restated in their entirety to hereafter be and read as follows:

                  (a) permit its Consolidated Net Worth at the end of any fiscal quarter to be less than the sum of (i) $741,887,000, (ii) 40% of Consolidated Net Income (if positive) for the period commencing on January 1, 2002 and ending on the date of determination, and treated as a single accounting period; (iii) the difference between (A) 100% of the net proceeds of any issuance of capital or preferred stock or any other Equity-Preferred Securities by the Borrower or any consolidated Subsidiary, including without limitation, the Additional Equity Offering, received by the Borrower or such consolidated Subsidiary at any time after January 1, 2002; and (B) the aggregate amount of all redemption or repurchase payments hereafter made, if any, by the Borrower and any such consolidated Subsidiary in connection with the repurchase by the Borrower or any such consolidated Subsidiary of any of their respective capital or preferred stock; (iv) without duplication, the difference between (A) 100% of the net proceeds heretofore and hereafter received by the Borrower and any consolidated Subsidiary in respect of the issuance by the Borrower or such consolidated Subsidiary of the Structured Securities, and (B) the aggregate amount of all redemption payments hereafter made, if any, by the Borrower and any such consolidated Subsidiary in connection with the redemption of any of the Structured Securities; and (v) the minority interests in the Borrower's Subsidiaries.

                  (b) permit the ratio of its Consolidated Total Indebtedness to its Consolidated Total Capitalization to be greater than (i) 0.65 to
         1.00 at the end of any fiscal quarter ending prior to the Exchange Company's acquisition of all stock and other equity interests in Panhandle Eastern in connection with the Panhandle Eastern Acquisition;
         (ii) 0.75 to 1.00 at the end of any fiscal quarter ending on or after the Exchange Company's acquisition of all stock and other equity interests in Panhandle Eastern in connection with the Panhandle Eastern Acquisition, but before the consummation of either the Additional Equity Offering or the Trunkline LNG Holdings Sale, (iii) 0.70 to 1.00 at the end of any fiscal quarter ending on or after the consummation of either the Additional Equity Offering or the Trunkline LNG Holdings Sale, and (iv) 0.65 to 1.00 at the end of any fiscal quarter ending on or after the earlier to occur of (A) the consummation of both the Additional Equity Offering and the Trunkline LNG Holdings Sale or (B) December 31, 2003.

         7. Amendment of Liens Negative Covenant. Section 10.2(d) of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

                  (d) Liens on property existing at the time of acquisition thereof by the Borrower or any Subsidiary, including without limitation, (i) any property acquired by the Borrower in consummating and finalizing any of the Prior Acquisitions, (ii) any Liens existing on any property of Panhandle Eastern or any of its Subsidiaries to secure existing Debt of Panhandle Eastern or any of its Subsidiaries on the date the Exchange Company acquires all stock and other equity interests in Panhandle Eastern in connection with the Panhandle Eastern Acquisition, and (iii) any Liens against any property of Panhandle Eastern or any of its Subsidiaries to secure Panhandle Eastern Refinancing Debt (provided such Liens are limited to property of Panhandle Eastern or any of its Subsidiaries securing the Debt so extended, refinanced, renewed, replaced, defeased or refunded), or purchase money Liens placed on an item of real or personal property purchased by the Borrower or any Subsidiary to secure a portion of the purchase price of such property, including without limitation, any Liens against up to 28% of the stock and other equity interests in Southern Union Panhandle granted by the Borrower as security for the AIG Loan; provided that no such Lien may encumber or cover any other property of the Borrower or any Subsidiary.

         8. Amendment of Debt Negative Covenant. Sections 10.3(a) and 10.3(g) of the Credit Agreement are hereby amended and restated in their entirety to hereafter be and read as follows:

                  (a) Debt evidenced by the Notes, the Short-Term Credit Facility Notes, the Facility Letter of Credit Obligations or outstanding under the Term Loan Facility, the AIG Loan, the Bridge Loan and any Equity-Preferred Securities (to the extent the same constitutes
         Debt) not in default, as well as (i) existing Debt of Panhandle Eastern and/or any of its Subsidiaries otherwise permitted in the definition of "Panhandle Eastern Acquisition," (ii) any Panhandle Eastern Refinancing Debt, (iii) any loans or advances of proceeds of the AIG Loan, the Bridge Loan and/or the Additional Equity Offering by the Borrower to Southern Union Panhandle for purposes of financing the Panhandle Eastern Acquisition, (iv) any loans or advances by the Borrower to Panhandle Eastern and/or any of the Borrower's other Subsidiaries permitted under Section 10.4(b) and (v) any working capital credit facility or facilities provided directly to Panhandle Eastern and/or any of Panhandle Eastern's Subsidiaries by any party other than the Borrower, so long as the principal amount of all such outstanding working capital facilities, together with the outstanding principal amount of any working capital loans or advances by the Borrower to Panhandle Eastern and/or any of Panhandle Eastern's Subsidiaries, does not exceed $25,000,000 in the aggregate at any time.

                  (g) additional Debt of the Borrower and Structured Securities of the Borrower and the Southern Union Trusts provided that after giving effect to the issuance thereof, there shall exist no Default or Event of Default; and: (i) the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization shall be no greater than (A) 0.65 to 1.00 at all times prior to the date the Exchange Company acquires all stock and other equity interests in Panhandle Eastern in connection with the Panhandle Eastern Acquisition, (B) 0.75 to 1.00 at all times on and after the date the Exchange Company acquires all stock and other equity interests in Panhandle Eastern in connection with the Panhandle Eastern Acquisition, but before the consummation of either the Additional Equity Offering or the Trunkline LNG Holdings Sale, (C) 0.70 to 1.00 at all times on or after the consummation of either the Additional Equity Offering or the Trunkline LNG Holdings Sale, and (D)
         0.65 to 1.00 at all times on and after the earlier to occur of (x) the consummation of both the Additional Equity Offering and the Trunkline LNG Holdings Sale or (y) December 31, 2003; (ii) the ratio of EBDIT for the four fiscal quarters most recently ended to pro forma Cash Interest Expense for the following four fiscal quarters shall be no less than
         2.00 to 1.0 at all times; provided, however, that if the additional Debt for which the determinations required to be made by this subparagraph (g) will be used to finance in whole or in part the consideration to be paid by the Borrower for the acquisition of any entity otherwise permitted under the terms of this Agreement, the determination of EBDIT for purposes of this ratio shall include not only the EBDIT of the Borrower and its Subsidiaries for the four fiscal quarters most recently ended, but shall also include the EBDIT of such entity to be acquired for such four fiscal quarters most recently ended; and (iii) (A) such Debt and Structured Securities shall have a final maturity or mandatory redemption date, as the case may be, no earlier than the Maturity Date and shall mature or be subject to mandatory redemption or mandatory defeasance no earlier than the Maturity Date (as so extended) and shall be subject to no mandatory redemption or "put" to the Borrower or any Southern Union Trust exercisable, or sinking fund or other similar mandatory principal payment provisions that require payments to be made toward principal, prior to such Maturity Date (as so extended); or (B) (x) such additional Debt shall have a final maturity date prior to the Maturity Date, (y) such additional Debt shall not exceed One Hundred Million Dollars ($100,000,000.00) in the aggregate plus Twenty Million Dollars ($20,000,000.00) of reimbursement obligations incurred in connection with Non-Facility Letters of Credit issued by a Bank or Banks or by any other financial institution; provided, however, that for purposes of determining the aggregate amount of such additional Debt for purposes of this subclause (y), the Debt of the Borrower under the Term Loan Facility shall not be included and such Debt under the Term Loan Facility shall be deemed to be permitted Debt for purposes of this subclause (y), and (z) such additional Debt shall be borrowed from a Bank or Banks as a loan or loans arising independent of this Agreement, the Short-Term Credit Facility Agreement or the Term Loan Facility or shall be borrowed from a financial institution that is not a Bank under this Agreement, the Short-Term Credit Facility Agreement or the Term Loan Facility.

         9. Amendment of Investment Negative Covenant. Sections 10.4(a) and 10.4(b) of the Credit Agreement are hereby amended and restated in their entirety to hereafter be and read as follows:

                  (a) stock or other equity interests of (i) the Subsidiaries named in Section 7.1; (ii) other entities that are acquired by the Borrower or any Subsidiary but that are promptly merged with and into the Borrower; (iii) Southern Union Panhandle, Panhandle Eastern and any Subsidiaries of Panhandle Eastern acquired as a result of the Panhandle Eastern Acquisition; and (iv) the same Qualifying Entities as the Qualifying Entities under subparagraph (ii) of the definition of "Qualifying Assets," provided that at any one time the aggregate purchase price paid for such stock in such Qualifying Entities, including the aggregate amount of Debt assumed or deemed incurred by Borrower in connection with the purchase of such stock, is not more than ten percent (10%) of the Consolidated Net Worth of the Borrower and its Subsidiaries as of the applicable determination date, and further provided that Investments of the type described in clauses (ii) and (iv) of this Section 10.4(a) shall be permitted only after the consummation and finalization of both the Additional Equity Offering and the Trunkline LNG Holdings Sale and the payment in full of the AIG Loan.

                  (b) loans or advances to a Subsidiary, as well as advances of proceeds of the AIG Loan, the Bridge Loan and/or the Additional Equity Offering by the Borrower to the Exchange Company for purposes of facilitating the consummation of the Panhandle Eastern Acquisition; provided, however, that the principal amount of such loans and advances for working capital purposes at any time outstanding to Panhandle Eastern and/or any of Panhandle Eastern's Subsidiaries, together with the principal amount of any outstanding working capital credit facility or facilities provided directly to Panhandle Eastern and/or any of Panhandle Eastern's Subsidiaries by any party other than the Borrower, does not exceed $25,000,000 in the aggregate at any time.

         10. Amendment of Subsidiary Stock and Debt Negative Covenant. Section
10.5 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

                  10.5 Stock and Debt of Subsidiaries. The Borrower will not, and will not permit any Subsidiary to, sell or otherwise dispose of any shares of stock, other equity interests or Debt of any Subsidiary, or permit any Subsidiary to issue or dispose of its stock (other than directors' qualifying shares), except for the following: (i) the sale, transfer or issuance of stock, other equity interests or Debt of any Subsidiary to the Borrower or another Subsidiary of the Borrower; (ii) the sale of up to 28% of all stock and other equity interests owned by the Borrower in Southern Union Panhandle upon terms reasonably acceptable to the Agent, so long as the proceeds of such equity sale are utilized to fully pay the AIG Loan; (iii) the sale of stock in Trunkline LNG Holdings and Debt of Trunkline LNG Holdings as a result of the Trunkline LNG Holdings Sale; (iv) the issuance by Southern Union Trusts of preferred beneficial interests in public offerings of Borrower's Structured Securities, and (v) the issuance by other Subsidiaries of the Borrower formed for the purpose of issuing Equity-Preferred Securities.

         11. Amendment to Sale of Assets Negative Covenant. A new subsection
(ix) is hereby added to the end of Section 10.8 of the Credit Agreement to read as follows:

                  (ix) Panhandle Eastern may sell all stock in Trunkline LNG Holdings pursuant to the Trunkline LNG Holdings Sale.

         12. Dividends and Other Distributions Negative Covenant. A new Section
10.17 is hereby added to the Credit Agreement to read as follows:

                  10.17 Dividends and Other Distributions by Southern Union Panhandle. The Borrower will not permit Southern Union Panhandle to make any dividends, payments or other distributions of any kind to holders of stock or other equity interests in Southern Union Panhandle (whether common, preferred or another class of equity ownership) unless such dividends, payments or other distributions are made pro-rata to the Borrower and each other equity owner based on their respective percentage ownership interests held in Southern Union Panhandle.

         13. No Agreements Prohibiting Pledge of Southern Union Panhandle Stock. A new Section 10.18 is hereby added to the Credit Agreement to read as follows:

                  10.18 No Agreements Prohibiting Pledge of Southern Union Panhandle Stock. The Borrower will not enter into any contract or other agreement with any Person that directly or indirectly prohibits the Borrower from granting any Lien against the stock or other equity interests in Southern Union Panhandle (whether common, preferred or another class of equity ownership) at any time owned and held by the Borrower as security for any Debt of the Borrower or any of its Subsidiaries, other than the applicable negative covenants of this Agreement, the Short-Term Credit Facility Agreement, the Term Loan Facility and the Bridge Loan.

         14. New Exhibit. A new Exhibit D, in the form of Exhibit A attached to this Amendment, is hereby added to the Agreement.

         15. Other Sections. Except as expressly amended by this Amendment, the provisions of the Agreement and the Notes shall remain in full force and effect, and the Borrower acknowledges and reaffirms its liability to the Banks thereunder. In the event of any inconsistency between this Amendment and the terms of the Agreement or the Notes, this Amendment shall govern.

         16. Representations and Warranties. The Borrower represents and warrants to the Banks as of the Borrower's execution of this Amendment and as of the effective date hereof that:

             a. Representations and Warranties. The representations and warranties contained in Section 7 of the Credit Agreement, as amended hereby, are true and correct, and no Default or Event of Default has occurred and is continuing.

             b. Corporate Power and Authorization. The Borrower is duly authorized and empowered to execute, deliver and perform its obligations under this Amendment and to make the borrowings provided for in the Credit Agreement, and all requisite corporate action on the Borrower's part for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

             c. Binding Obligations. This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by Debtor Laws.

             d. No Conflict or Resultant Lien. The execution, delivery and performance of this Amendment and the consummation of the transactions contemplated herein do not and will not violate any provision of, or result in a default under, the certificate of incorporation or bylaws of the Borrower, or any contract, agreement or instrument or any governmental requirement to which the Borrower is subject, or result in the creation or imposition of any Lien upon any property of the Borrower (other than as contemplated or permitted by the Credit Agreement).

             e. No Consent. The Borrower's execution, delivery and performance of this Amendment does not require the consent or approval of any Person.

         17. Miscellaneous.

             a. In accordance with the terms of Section 13.2 of the Credit Agreement, this Amendment shall become effective when executed and delivered by the Borrower, the Agent and the Majority Banks.

             b. No Bank, by its execution of this Amendment, waives any rights it may have against any person not a party hereto.

             c. This Amendment may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same Amendment.

             d. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

             e. The invalidity of any one or more covenants, phrases, clauses, sentences or paragraphs of this Amendment shall not affect the remaining portion of this Amendment, or any part thereof, and in case of any such invalidity, this Amendment shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs had not been inserted. The section headings in this Amendment are for convenience only and shall not limit or in any way affect the meaning of the terms and provisions of this Amendment.

             f. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA.

         THIS WRITTEN AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, THE NOTES AND THE LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date first above written.

                             SOUTHERN UNION COMPANY

                             By:    s/ Richard N. Marshall
                                    --------------------------------------------
                             Name:  Richard N. Marshall
                                    --------------------------------------------
                             Title: Treasurer
                                    --------------------------------------------


                             JPMORGAN CHASE BANK, for itself and as Agent for the Banks

                             By:      s/  Ken Sample
                                      ------------------------------------------
                             Name:    Ken Sample
                                      ------------------------------------------
                             Title:   Senior Vice President
                                      ------------------------------------------

                              BANK ONE, NA
                              (Main Office-Chicago)

                              By:      s/ Sharon K. Webb
                                       -----------------------------------------
                              Name:    Sharon K. Webb
                                       -----------------------------------------
                              Title:   Associate Director
                                       -----------------------------------------


                              WACHOVIA BANK, NATIONAL ASSOCIATION
                              (SUCCESSOR TO FIRST UNION NATIONAL BANK)

                              By:      s/ Yann Pirio
                                       -----------------------------------------
                              Name:    Yann Pirio
                                       -----------------------------------------
                              Title:   Vice President
                                       -----------------------------------------


                              FLEET NATIONAL BANK

                              By:      s/ Charu Mani
                                       -----------------------------------------
                              Name:    Charu Mani
                                       -----------------------------------------
                              Title:   Vice President
                                       -----------------------------------------


                              MIZUHO CORPORATE BANK, LTD., FORMERLY KNOWN AS THE FUJI BANK, LIMITED

                              By:      s/ Jun Shimmachi
                                       -----------------------------------------
                              Name:    Jun Shimmachi
                                       -----------------------------------------
                              Title:   Vice President
                                       -----------------------------------------


                              MIZUHO CORPORATE BANK (USA)

                              By:      s/ Takuya Honjb
                                       -----------------------------------------
                              Name:    Takuya Honjb
                                       -----------------------------------------
                              Title:   President and CEO
                                       -----------------------------------------

                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:      s/ Olivier Audemard
                                       -----------------------------------------
                              Name:    Olivier Audemard
                                       -----------------------------------------
                              Title:   Senior Vice President
                                       -----------------------------------------


                              THE BANK OF TOKYO-MITSUBISHI, LTD.

                              By:
                                       -----------------------------------------
                              Name:
                                       -----------------------------------------
                              Title:
                                       -----------------------------------------

                              US BANK,  NATIONAL  ASSOCIATION
                              (FORMERLY  KNOWN  AS  FIRSTAR BANK, N.A.)

                              By:
                                       -----------------------------------------
                              Name:
                                       -----------------------------------------
                              Title:
                                       -----------------------------------------

                               NATIONAL AUSTRALIA BANK LIMITED,
                               A.C.N. 0040444937

                               By:
                                       -----------------------------------------
                               Name:
                                       -----------------------------------------
                               Title:
                                       -----------------------------------------


                               THE NORINCHUKIN BANK,
                               NEW YORK BRANCH

                               By:     s/ Fumiaki Ono
                                       -----------------------------------------
                               Name:   Fumiaki Ono
                                       -----------------------------------------
                               Title:  General Manager
                                       -----------------------------------------

                               CITIZENS BANK OF RHODE ISLAND

                               By:     s/ Marian L. Barrette
                                       -----------------------------------------
                               Name:   Marian L. Barrette
                                       -----------------------------------------
                               Title:  Vice President
                                       -----------------------------------------

                               WESTLB AG (FORMERLY KNOWN AS WESTDEUTSCHE
                               LANDESBANK GIROZENTRALE), A GERMAN BANKING
                               INSTITUTION ORGANIZED UNDER THE LAWS OF THE STATE OF NORTH RHINE-WESTPAHLIA, GERMANY, ACTING THROUGH ITS NEW YORK BRANCH

                               By:     s/ Sal Battinelli   s/ Duncan Robertson
                                       -----------------------------------------
                               Name:   Sal Battinelli         Duncan Robertson
                                       -----------------------------------------
                               Title:  Managing Director      Director
                                       -----------------------------------------


                               KBC BANK, N.V.

                               By:     s/ Rik Scheerlinck
                                       -----------------------------------------
                               Name:   Rik Scheerlinck
                                       -----------------------------------------
                               Title:  Sr. Vice President and General Manager
                                       -----------------------------------------

                               UMB BANK, N.A.

                               By:     s/ David A. Proffitt
                                       -----------------------------------------
                               Name:   David A. Proffitt
                                       -----------------------------------------
                               Title:  Senior Vice President
                                       -----------------------------------------


                               SUNTRUST BANK

                               By:
                                       -----------------------------------------
                               Name:
                                       -----------------------------------------
                               Title:
                                       -----------------------------------------


                              WELLS FARGO BANK TEXAS,
                              NATIONAL ASSOCIATION

                              By:      s/ Andrew J. Watson
                                       -----------------------------------------
                              Name:    Andrew J. Watson
                                       -----------------------------------------
                              Title:   Vice President
                                       -----------------------------------------

                              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                              By:
                                       -----------------------------------------
                              Name:
                                       -----------------------------------------
                              Title:
                                       -----------------------------------------

                                    EXHIBIT A



                         SUMMARY OF TERMS AND CONDITIONS

                                 BRIDGE FACILITY


Borrower:                             Southern Union Company (the "Borrower").

Guarantors:                           Southern Union Panhandle and other direct
                                      subsidiaries of the Borrower [other than Panhandle Eastern (as defined below) and its subsidiaries], referred to herein as the "Guarantors", and the Guarantors, together with the Borrower, are sometimes referred to herein as the "Obligors".

Facility Description: Up to $115,000,000 (but not less than $100,000,000) term loan (the "Facility") with a maturity of six months from the date of closing of the Panhandle Eastern Acquisition (the "Closing Date"), but in no event later than September 1, 2003 (the "Maturity Date"). The Facility will be available for drawdown until the Closing Date, but in no event later than May 1, 2003.

Security:                             The Facility will be unsecured.

Purpose: The Facility will be used (i) to finance a portion of the Panhandle Eastern Acquisition of Panhandle Eastern (each as defined on Schedule 1 hereto) and (ii) to pay fees and expenses incurred in connection with the Panhandle Eastern Acquisition.

Joint Lead Arrangers and              J.P. Morgan Securities Inc. and [Merrill
Bookrunners:                          Lynch Capital Markets] (together, the
                                      "Lead Arrangers").

Administrative Agent:                 JPMorgan Chase Bank ("JPMC" or the
                                      "Administrative Agent").

Syndication Agent:                    Merrill Lynch Capital Markets.

Borrowing Options:                    LIBOR and Base Rate.

                                      Base Rate means the higher of the
                                      Administrative Agent's prime rate and the federal funds rate + 0.50%.

                                      LIBOR adjustments for Regulation D will be
charged by Lenders individually.

Pricing: Pricing on the commitments and loans will be at the rates per annum set forth in the attached Pricing Schedule, expressed in basis points per annum.

Interest Payments:                    At the end of each applicable Interest
                                      Period.

Interest Periods:                     1, 2 or 3 months.

Drawdown:                             A single drawdown with same day notice if
                                      Base Rate Loans and three business
                                      days' notice if LIBOR Loans.

Optional Prepayments:                 Base Rate Loans may be prepaid at any time
                                      on one business day's notice. LIBOR Loans may be prepaid upon at least three business days' notice subject to funding losses. Amounts prepaid may not be reborrowed.

Mandatory Commitment                  100% of the net cash proceeds from the
                                      issuance or incurrence after the

Reductions and Prepayments:           Closing Date of equity or debt by the
                                      Borrower shall be applied to reduce the
                                      commitments under the Facility (if still in existence) or to prepay the Facility.
                                      100% of the amount of proceeds received by the Borrower or SUPH from distributions or loans from Panhandle Eastern, including distributions received from Panhandle
                                      Eastern upon the Trunkline LNG Holdings
                                      Sale (as defined below). The Borrower will cause Panhandle Eastern and SUPH to distribute to the Borrower its share of any and all net cash proceeds received by Panhandle Eastern upon such sale or any other asset sale. Amounts prepaid may not be reborrowed.

Representations and Warranties:       Customary for credit agreements of this
                                      nature, with respect to the Obligors and their subsidiaries (including Panhandle
                                      Eastern and its subsidiaries), including but not limited to:

                                      1.  Existence and qualification; power;
                                          compliance with laws.
                                      2.  Authority; no conflict.
                                      3.  No governmental approvals
                                          required.
                                      4.  Enforceability.
                                      5.  Litigation.
                                      6.  No default.
                                      7.  ERISA compliance.
                                      8.  Use of proceeds; margin regulations.
                                      9.  Tax liability.
                                      10. Financial statements; no material
                                          adverse change.
                                      11. Environmental compliance.
                                      12. Public Utility Holding Company Act;
                                          Investment Company Act.
                                      13. Disclosure.
                                      14. Collateral matters.
                                      15. Panhandle Eastern Acquisition matters.

Conditions:                           Customary in credit agreements of this
                                      nature, including but not limited to:

                                      1.  Absence of default.
                                      2.  Accuracy of representations and
                                          warranties.
                                      3.  Negotiation and execution of
                                          satisfactory credit agreement and
                                          customary closing documentation
                                          (including legal opinions).
                                      4.  Payment of fees.
                                      5.  Consummation of the Panhandle Eastern
                                          Acquisition on terms satisfactory to
                                          the Lenders.
                                      6.  Completion of and satisfaction with
                                          the results of due diligence with
                                          respect to the Borrower and its
                                          subsidiaries and Panhandle Eastern and
                                          its subsidiaries.
                                      7.  Absence of material adverse condition
                                          or material adverse change in or
                                          affecting the business, operations,
                                          property, condition (financial or
                                          otherwise) or prospects of the
                                          Borrower and its subsidiaries, or
                                          Panhandle Eastern and its
                                          subsidiaries, in each case taken
                                          as a whole.
                                      8.  The fact that the Panhandle Eastern
                                          Acquisition and all other elements
                                          of the Transactions shall close
                                          simultaneously with the closing of the
                                          Facility, on terms and conditions
                                          substantially as described to Lenders
                                          prior to the date of the Commitment
                                          Letter, with such changes thereto as
                                          the Lenders may approve in their sole
                                          discretion. .
                                      9.  The fact that the Borrower shall
                                          have received all amendments or
                                          consents under its other existing
                                          financing arrangements that are
                                          necessary or reasonably desirable
                                          to permit the consummation of the
                                          Panhandle Eastern Acquisition on
                                          the terms contemplated thereby,
                                          all of which shall be in form and
                                          substance satisfactory to the Lenders.
                                      10. The fact that the AIG Loan (as
                                          defined in Schedule 1) shall be
                                          funded prior to or simultaneously
                                          with the closing of the Facility,
                                          all on terms and conditions
                                          satisfactory to the Lenders in
                                          their sole discretion
                                      11. Absence of any disruption of or
                                          adverse change (or development that
                                          could reasonably be expected to result
                                          in a material adverse change) in or
                                          affecting U.S. or international loan
                                          syndication, banking, financial or
                                          capital market conditions from those
                                          in effect on the date hereof that,
                                          individually or in the aggregate, in
                                          our good faith judgment has or could
                                          have a material adverse affect on our
                                          ability to fund or syndicate the
                                          Facility, or on the Borrower's
                                          ability to consummate a refinancing
                                          transaction to refinance the Facility
                                          in whole promptly after the Closing
                                          Date.

Covenants of each Obligor:            Customary in credit agreements of this
                                      nature, and applicable to the Obligors and their subsidiaries (including Panhandle
                                      Eastern and its subsidiaries) including
                                      but not limited to:

                                      1.  Financial statements.
                                      2.  Certificates, notice and other
                                          information.
                                      3.  Preservation of existence; maintenance
                                          of corporate separateness.
                                      4.  Merger, consolidation, etc.
                                      5.  Sale of assets.
                                      6.  Maintenance of insurance.
                                      7.  Payment of taxes and other potential
                                          liens.
                                      8.  Compliance with laws.
                                      9.  Environmental laws.
                                      10. Compliance with ERISA.
                                      11. Negative pledge
                                      12. Accounting changes.
                                      13. Limitation on debt of the Borrower.
                                      14. Prohibition on dividends and other
                                          restricted payments (including
                                          intercompany loans) by the Borrower
                                          while a default exists.
                                      15. Financial covenants consistent with
                                          the amended revolving and term
                                          loan credit facilities including,
                                          but not limited to, the following
                                          (with covenants as defined in the
                                          Amended and Restated Term Loan
                                          Credit Agreement dated as of July
                                          15, 2002, as amended to the
                                          Closing Date, among the Borrower,
                                          the Lenders party thereto, and
                                          JPMC, as agent): (a) Consolidated
                                          Total Indebtedness to Consolidated
                                          Total Capitalization of the Borrower
                                          (each determined without inclusion of
                                          [either (x)] the AIG Loan [or (y) to
                                          the extent included in Debt of the
                                          Borrower and its subsidiaries,
                                          Equity-Preferred Securities (as
                                          defined in Schedule 1) not to
                                          exceed 10% of Consolidated Total
                                          Capitalization (calculated for
                                          purposes of this clause (y)
                                          without reference to any
                                          Equity-Preferred Securities))]
                                          not to exceed (i) 75% at the end
                                          of any fiscal quarter ending on
                                          or after the Exchange Company's
                                          acquisition of all stock and
                                          other equity interests in
                                          Panhandle Eastern in connection
                                          with the Panhandle Eastern
                                          Acquisition, but before the
                                          consummation of either the
                                          Additional Equity Offering or the
                                          Trunkline LNG Holdings Sale (as
                                          defined in Schedule 1 hereto),
                                          (ii) 0.70 to 1.00 at the end of
                                          any fiscal quarter ending on or
                                          after the consummation of either
                                          the Additional Equity Offering or
                                          the Trunkline LNG Holdings Sale,
                                          and (iv) 0.65 to 1.00 at the end
                                          of any fiscal quarter ending on
                                          or after the consummation of both
                                          the Additional Equity Offering
                                          and the Trunkline LNG Holdings
                                          Sale; (b) minimum EBDIT to
                                          interest expense of 2.00 to 1.00,
                                          and (c) minimum Consolidated Net
                                          Worth of not less than the sum of
                                          (i) $751,887,000, (ii) 40% of
                                          Consolidated Net Income (if
                                          positive) for the fiscal quarters
                                          after the Closing Date, treated
                                          as a single period and (iii)
                                          certain adjustments made with
                                          respect to equity additions and
                                          payments with respect to equity.
                                      16. Satisfactory SEC disclosure regarding
                                          the loan.
                                      17. Restriction on agreements that limit,
                                          directly or indirectly, the
                                          Borrower from granting a lien on
                                          the stock or other equity
                                          interests in Southern Union
                                          Panhandle as security for
                                          obligations under the Facility,
                                          with exceptions for negative
                                          pledges under existing credit
                                          agreements of the Borrower to be
                                          specified.

Events of Default:                    Customary in credit agreements of this
                                      nature, including but not limited to
                                      the following:

                                      1. Failure to pay any principal when due.
                                      2. Failure to pay interest and fees within
                                         five business days of the due date.
                                      3. Failure to meet covenants (with grace
                                         periods, where appropriate).
                                      4. Representations or warranties false in
                                         any material respect when made.
                                      5. Cross default to Material Debt of the
                                         Borrower or any of its subsidiaries (to
                                         be defined as debt in a principal
                                         amount of at least $10 million).
                                      6. Change of ownership or control of the
                                         Borrower.
                                      7. Failure of (i) the Borrower to own at
                                         least 78% of the capital stock of
                                         Southern Union Panhandle (as defined in
                                         Schedule 1) or (ii) Southern Union
                                         Panhandle to own 100% of the capital
                                         stock of Panhandle Eastern.
                                      8. Credit Agreement or any guarantee shall
                                         be unenforceable or invalid. 9. Other
                                         usual defaults with respect to the
                                         Obligors, including but not
                                         limited to insolvency, bankruptcy,
                                         ERISA and judgment defaults.

Increased Costs/Change of             The credit agreement will contain
Circumstances:                        customary provisions protecting the
                                      Lenders in the event of unavailability of funding, illegality, increased costs and funding losses.

Indemnification:                      The Obligors will indemnify the Lenders
                                      against all losses, liabilities, claims, damages, or expenses relating to their loans, the Borrower's use of loan proceeds or the commitments, including but not limited to reasonable attorneys' fees and settlement costs (except such as result from the indemnitee's gross negligence or willful misconduct).

Transfers and Participations:         Lenders will have the right to transfer or
                                      sell participations in their loans
                                      or commitments with the transferability of voting rights in the case of participations limited to changes in principal, rate, fees and term.
                                      Assignments, which must be in amounts of at least $5 million, will be allowed with the consent of the Administrative
                                      Agent and (so long as no Event of Defualt as to it has occurred and is continuing) the Borrower (such consent not to be unreasonably withheld); provided that assignments will be allowed within the Lender group and to a Lender's affiliates without any consent requirement. In connection with each assignment, the assignor Lender will pay the
                                      Administrative Agent a $3,500 processing fee.

Required Lenders:                     Majority of the aggregate amount of the
                                      commitments.

Expenses:                             The Obligors will pay all legal and other
                                      reasonable out-of-pocket expenses of the
                                      Initial Lenders, Lead Arrangers and the
                                      Administrative Agent to this transaction and any subsequent amendments or waivers, including the expenses and reasonable fees of Davis Polk & Wardwell, special counsel to the Administrative Agent.

Governing Law:                        New York.

                   PRICING SCHEDULE TO BRIDGE LOAN TERM SHEET


Commitment Fee and Applicable Margins: A commitment fee, at a rate determined in accordance with the following table, per annum will be charged on the unused commitments. The "Eurodollar Margin" applicable to outstanding LIBOR Loans shall be determined in accordance with the following grid, provided, however that for all periods subsequent to the date 90 days following the Closing Date, the Eurodollar Margin shall be the Additional Percentage Per Annum determined in accordance with the following grid plus 1.00%. The "Base Rate Margin" applicable to outstanding Base Rate Loans shall be the Eurodollar Margin reduced by 1.00%.

======================================================== ===================== =========================
                                                              Additional            Commitment Fee
    Rating of the Borrower's unsecured, non-credit           Percentage Per       Percentage Per Annum
               enhanced Senior Funded Debt                        Annum
-------------------------------------------------------- --------------------- -------------------------
-------------------------------------------------------- --------------------- -------------------------

Equal to or  greater  than Baa2 by  Moody's or equal to
or greater than BBB by S&P                                      1.25%                   0.150%
-------------------------------------------------------- --------------------- -------------------------
-------------------------------------------------------- --------------------- -------------------------

Baa3 by Moody's or BBB- by S&P                                  1.50%                   0.175%
-------------------------------------------------------- --------------------- -------------------------
-------------------------------------------------------- --------------------- -------------------------

Equal to or less  than Ba1 by  Moody's  and equal to or
less than BB+ by S&P                                            2.00%                   0.250%
======================================================== ===================== =========================

In the event that the ratings for Borrower's unsecured, non-credit enhanced Senior Funded Debt specified by Standard & Poor's Ratings Group and Moody's Investor Service, Inc. fall within different rating categories which are not functional equivalents, the Eurodollar Margin shall be based on the higher of such ratings if there is only one category difference between the functional equivalents of such ratings, and if there is a two category difference between the functional equivalents of such ratings, the Eurodollar Margin shall be based on the rating category which is equivalent to one rating higher than the lower of the two ratings then in effect.

In the event that Borrower withdraws from having its unsecured, non-credit enhanced Senior Funded Debt being rated by Moody's Investor Service, Inc. or Standard and Poor's Ratings Group, so that one or both of such ratings services fails to rate the Borrower's unsecured, non-credit enhanced Senior Funded Debt, the component of pricing from the grid set forth above for purposes of determining the applicable Eurodollar Rate for all Rate Periods commencing thereafter shall be 2.00% until such time as Borrower subsequently causes its unsecured, non-credit enhanced Senior Funded Debt to be rated by both of said ratings services.

The Applicable Margin shall be payable monthly in arrears on each determination date based on outstanding loans during the period then ended.

Funding Fee: The Borrower shall pay to the Administrative Agent on the Closing Date, for the account of the Lenders pro rata in accordance with each Lender's funded Loan amount, a fee equal to [0.25]% of the amount of Loans borrowed on the Closing Date.

Duration Fee: On the 30th day after the Closing Date, the Borrower shall pay to the Administrative Agent, for the account of the Lenders pro rata in accordance with each Lender's outstanding Loan on such day, a fee equal to [0.25]% of the aggregate principal amount of all Loans outstanding on such day.

                      SCHEDULE 1 TO BRIDGE LOAN TERM SHEET
        THE PANHANDLE EASTERN ACQUISITION AND CERTAIN RELATED DEFINITIONS


Additional Equity        Shall mean (a) a public offering by the Borrower
Offering:                of  additional  capital  stock in the Borrower
                         resulting in not less than  $100,000,000.00 of net
                         equity  proceeds being received by the Borrower and
                         (b) any  additional  offering  or  issuance  of capital
                         stock,  Equity-Preferred Securities or any other equity
                         interests in Borrower or Southern  Union  Panhandle (to
                         the  extent  permitted  under the  applicable  negative
                         covenants   restricting   issuance   of  stock  in  any
                         Subsidiary of Borrower), so long as all net cash proceeds from any such offering or issuance of equity described in clauses (a) or (b) above are applied in the following order: (i) first, to payment of the Bridge Loan; and (ii) the balance, if any, for other working capital needs of the Borrower or any of its subsidiaries, including without limitation, the payment of the AIG Loan

AIG  Entities:           Shall mean AIG  Highstar  Capital,  L.P.,  a Delaware
                         limited  partnership,  AIG Highstar Funding Corp.,
                         a Delaware corporation,  and any other permitted
                         owner and holder of any shares of stock or other equity
                         interests  in Southern  Union  Panhandle  not owned and
                         held  by  the   Borrower  or  any  of  the   Borrower's
                         subsidiaries

AIG  Loan:               Shall mean a credit  facility  to be provided to
                         the  Borrower by one or more of the AIG  Entities in an
                         aggregate    principal    amount    not    to    exceed
                         $150,000,000.00  for purposes of financing a portion of
                         the  acquisition   costs  for  the  Panhandle   Eastern
                         Acquisition,  said loan to be (a)  non-recourse  to the
                         Borrower,  (b)  secured  only by 28% of the  issued and
                         outstanding   stock  and  other  equity   interests  in
                         Southern Union Panhandle and (c) subject to other terms and conditions acceptable to the Administrative Agent in all respects

Equity-Preferred         Shall mean (i) Debt,  preferred  equity or
Securities:              any other  securities that are mandatorily  convertible
                         by the  issuer  thereof a date  certain,  without  cash
                         payment by the issuer,  into common  shares of stock of
                         the Borrower or (ii) any other  securities (A) that are
                         issued by the Borrower or any Subsidiary,  (B) that are
                         not  subject  to  mandatory  redemption  at  any  time,
                         directly  or  indirectly,  (C)  that are  perpetual  or
                         mature  not  less  than  30  years  from  any  date  of
                         issuance,  (D) the Debt  component,  if any,  issued in
                         connection   therewith,   including  any  guaranty,  is
                         subordinate in right of payment to all other  unsecured
                         and  unsubordinated  Debt of the  issuer  of such  Debt
                         component (including any such guaranty, if applicable),
                         and (E) the terms of which permit the issuer thereof to
                         defer at any time,  without any  additional  payment or
                         premium,  the  payment of any and all  interest  and/or
                         distributions   thereon,  as  applicable,   to  a  date
                         occurring after [the date that is 364 days after effectiveness of the First Amendment to the existing
                         Revolving Credit Agreement]

Exchange Company:        Shall mean  Southern  Union  Exchange  Company,  a
                         Delaware corporation and/or any other entity created and owned by Chicago Deferred Exchange Corporation that the Borrower hereafter enters into a "qualified exchange accommodation agreement" with for purposes of facilitating the Panhandle Eastern Acquisition

Panhandle Eastern:       Shall mean Panhandle Eastern Pipeline Company, a
                         Delaware corporation

Panhandle Eastern        Shall  mean the  acquisition  by the Exchange Company
Acquisition:             of 100% of all issued and outstanding  stock and
                         other  equity   interests,   if  any,  in  Panhandle
                         Eastern  in accordance with the Panhandle Eastern
                         Acquisition Agreement, so long as such acquisition is in substantial compliance with the following specified terms:

          (a) immediately after the finalization and consummation of such acquisition, Panhandle Eastern is a wholly-owned Subsidiary of the Exchange Company;

          (b) the aggregate consideration paid for all stock and other equity interests in Panhandle Eastern shall not exceed $663,000,000.00 in cash, with the source of said cash purchase price to be a combination of some or all of the following: (i) $406,000,000.00 of "like-kind" exchange proceeds previously received from the prior sale to ONEOK, Inc. of the "Southern Union Gas Company" Texas division and certain other related assets; (ii) the proceeds of the AIG Loan; (iii) the proceeds of the Additional Equity Offering, if any; (iv) the proceeds of the Bridge Loan, if required; and (v) other cash, if any, held by or available to the Borrower;

          (c) the Exchange Company shall make a Section 338(h)(10) election under the Internal Revenue Code as part of the closing of such acquisition, and as soon as reasonably possible after the finalization and consummation of such acquisition, the Exchange Company shall cause Panhandle Eastern and each of its applicable subsidiaries to convert from "C corporations" to limited liability companies after receipt of all requisite approvals and consents from any Governmental Authority, including without limitation, the Federal Energy Regulatory Commission;

          (d) immediately after such conversion of Panhandle Eastern and each of its applicable subsidiaries from "C corporations" to limited liability companies, the Exchange Company shall distribute to the Borrower 100% of all membership and other equity interests in Panhandle Eastern, thus causing Panhandle Eastern to be a wholly-owned Subsidiary of the Borrower;

          (e) immediately after such distribution to the Borrower of 100% of all membership and other equity interests in Panhandle Eastern, the existing Debt of Panhandle Eastern and its subsidiaries may cause Consolidated Total Indebtedness to increase by not more than $1,170,000,000.00 in the aggregate, provided that neither the Borrower nor any of its subsidiaries existing prior to such distribution shall have, incur or assume any liability with respect to such existing Debt of Panhandle Eastern and its subsidiaries;

          (f)  one (1)  Business  Day after such  distribution  by the  Exchange
               Company to the Borrower of all membership and other equity interests in Panhandle Eastern, the Borrower shall distribute to Southern Union Panhandle 100% of all membership and other equity interests in Panhandle Eastern; and

          (g) all requisite approvals and consents from any Governmental Authority with respect to the above-described acquisitions and distributions shall have been received by the Borrower in a form acceptable to the Administrative Agent

Panhandle Eastern  Shall mean that certain  Stock  Purchase  Agreement
Acquisition        dated  December  21,  2002,  by and between CMS Gas
Agreement:         Transmission Company, as seller, Southern Union Panhandle, as purchaser, and the Borrower and the AIG Entities,  as
                   sponsors,  as the same may hereafter  be  amended,  modified,
                   supplemented,   restated  or replaced (the form of any such
                   amendment, modification, etc. to be approved by the Administrative Agent, such approval to not be unreasonably withheld, conditioned or delayed), it being contemplated that such Stock Purchase Agreement will be assigned by the Borrower to the Exchange Company to facilitate the Panhandle Eastern Acquisition

Southern Union     Shall mean Southern Union Panhandle Corp., a Delaware
Panhandle:         corporation formed by the  Borrower  for the purpose of
                   ultimately owning and holding 100% of all issued and outstanding equity interests in Panhandle Eastern

Trunkline LNG      Shall mean CMS  Trunkline  LNG  Holdings,  LLC, a Delaware
Holdings:          limited  liability company

Trunkline LNG      Shall mean the sale by Panhandle Eastern to a third-party
Holdings Sale:     that is not an Affiliate of the Borrower or any of
                   the AIG Entities of all or a portion of the issued and outstanding stock and other equity interests, if any, in Trunkline LNG Holdings, so long as such sale is finalized and consummated in substantial compliance with the following specified terms:

                                           (a) all cash proceeds received by
                                               Panhandle Eastern from such sale,
                                               less customary and reasonable
                                               transaction fees and the amount
                                               of all taxes payable by the
                                               Panhandle Eastern attributable to
                                               such sale, shall by fully
                                               distributed by Panhandle Eastern
                                               to Southern Union Panhandle, and
                                               in turn by Southern Union
                                               Panhandle to the Borrower and the
                                               AIG Entities;

                                           (b) all cash proceeds distributed to
                                               the Borrower from such sale shall
                                               be immediately applied against
                                               the Borrower's Debt in the
                                               following order: (i) first to the
                                               Bridge Loan until the same is
                                               fully paid; (ii) second, 50% of
                                               the remaining cash proceeds shall
                                               be applied to the Term Loan
                                               Facility; and (iii) the balance,
                                               if any, shall be applied to Debt
                                               under the Short-Term Revolving
                                               Credit Facility and/or Debt
                                               outstanding under the Long-Term
                                               Revolving Credit Facility; and

                                           (c) all requisite approvals and
                                               consents from any Governmental
                                               Authority with respect to such
                                               sale shall have been received by
                                               Panhandle Eastern in a form
                                               acceptable to the Administrative
                                               Agent.